Exhibit 99.1

Allegro MicroSystems Appoints Robert Willett to its Board of Directors

Manchester, N.H., May 13, 2026 – Allegro MicroSystems, Inc. (Nasdaq: ALGM) today announced the appointment of Robert J. Willett to Allegro’s Board of Directors (“Board”) as an independent director. Mr. Willett’s appointment is effective on May 13, 2026.

With a distinguished career spanning over two decades in industrial technology and automation, Mr. Willett brings deep operational expertise to the Allegro Board. Most notably, he spent 14 years as Chief Executive Officer of Cognex Corporation, a global leader in machine vision systems and sensors. During his tenure, he successfully scaled the business, drove sustained organic growth, and navigated complex global operations.

“Rob is a great addition to our Board, particularly given his deep roots in the sensor and industrial automation spaces,” said Joseph Martin, Chairman of the Board. “He has a proven track record of successfully guiding technology companies through periods of rapid expansion and market shifts. His strategic perspective, governance experience, and disciplined approach to capital deployment will be tremendous assets to Allegro as the Company continues to advance its sensing and power solutions globally.”

“Allegro is at the forefront of some of the most exciting technological shifts today, from xEV and ADAS in automotive to AI data center and robotics,” said Mr. Willett. “Having spent my career building and scaling companies in adjacent technology sectors, I see incredible potential in Allegro’s current trajectory. I look forward to working with my fellow directors in supporting the leadership team to advance Allegro’s strategy and enhance long-term shareholder value.”

In addition to Allegro, Mr. Willett currently serves on the board of directors for Clean Harbors, Inc., a publicly traded industrial and environmental services company, and Formlabs, a private industrial 3D printing company. Mr. Willett holds a bachelor’s degree from Brown University and an MBA from Yale University.

About Allegro MicroSystems

Allegro MicroSystems, Inc. is leveraging more than three decades of expertise in magnetic sensing and power ICs to propel electrification, automation, AI data center, and robotics forward with solutions that enhance efficiency, performance and sustainability. Allegro’s commitment to quality drives transformation across industries, reinforcing our status as a pioneer in “automotive-grade” technology and a partner in our customers’ success. For additional information, please visit https://www.allegromicro.com/en/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release, including statements regarding our business strategy and company goals, plans to advance our sensing and power solutions globally, our ability to achieve our next level of growth, and our ability to drive long-term value for customers and shareholders, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Without limiting the foregoing, in some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “exploring,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “would,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seek,” or “continue” or the negative of these terms or other similar words and expressions, although not all forward-looking statements contain these words. No forward-looking statement is a guarantee of future results, performance or achievements, and one should avoid placing undue reliance on such statements.

Forward-looking statements are based on our management’s current expectations, beliefs and assumptions and on information currently available to us. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to, those identified in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended March 28, 2025, as any such factors may be updated from time to time in our Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties include, but are not limited to: downturns or volatility in general economic conditions; our ability to compete effectively, expand our market share and increase our net sales and profitability; our reliance on a limited number of third-party semiconductor wafer fabrication facilities and suppliers of other materials; any failure to adjust purchase commitments and inventory management based on changing market conditions or customer demand; shifts in our product mix, customer mix or channel mix, which could negatively impact our gross margin; the cyclical nature of the semiconductor industry, including the analog segment in which we compete; any downturn or disruption in the automotive market or industry; our ability to successfully integrate the acquisition of other companies or technologies and products into our business; our ability to compensate for decreases in average selling prices of our products and increases in input costs; our ability to manage any sustained yield problems or other delays at our third-party wafer fabrication facilities or in the final assembly and test of our products; our ability to accurately predict our quarterly net sales and operating results and meet the expectations of investors; our dependence on manufacturing operations in the Philippines; our reliance on distributors to generate sales; events beyond our control impacting us, our key suppliers or our manufacturing partners; our ability to develop new product features or new products in a timely and cost-effective manner; our dependence on growth in the end markets that use our products and the impact that slowdowns in such growth could have on our financial results; the loss of one or more significant customers; our ability to identify, enter and expand in new markets, and to generate returns on such investments; uncertainties related to the design win process and our ability to recover design and development expenses and to generate timely or sufficient net sales or margins; changes in government trade policies, including the imposition of export restrictions and tariffs; our exposures to warranty claims, product liability claims and product recalls; our dependence on international customers and operations; the availability of rebates, tax credits and other financial incentives on end-user demands for certain products; risks, liabilities, costs and obligations related to governmental regulations and other legal obligations, including export/trade control, privacy, data protection, information security, cybersecurity, consumer protection, environmental and occupational health and safety, antitrust, anti-corruption and anti-bribery, product safety, environmental protection, employment matters and tax; the volatility of currency exchange rates; our ability to raise capital to support our growth strategy; our indebtedness may limit our flexibility to operate our business; our ability to retain key and highly skilled personnel; the impact of restructuring activities on our business and operating results; our ability to protect our proprietary technology and inventions through patents or trade secrets; our ability to commercialize our products without infringing third-party intellectual property rights; disruptions or breaches of our information technology systems or confidential information or those of our third-party service providers; any failure to design, implement or maintain effective internal control over financial reporting; changes in tax rates or the adoption of new tax legislation; the negative impacts of sustained inflation on our business; the risks presented by climate change; and other events beyond our control. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties.

You should read this press release with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. All forward-looking statements speak only as of the date of this press release, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Allegro Contact

Jalene Hoover

VP of Investor Relations & Corporate Communications

jhoover@allegromicro.com